Cost of revenue	6 Months Ended
Sep. 30, 2022
Cost of revenue
Cost of revenue

19.Cost of revenue

Cost of revenue consisted of the following:

	For the six months ended September 30,
	2022	2021
Amortization expenses	$3,310,928	$3,948,391
Depreciation expenses of server hardware	2,033,556	2,051,081
Resource usage fees	766,135	806,014
Website maintenance fee	766,135	806,014
Virtual simulation fee	359,297	604,727
Raw material consumption fees	1,946	15,354
Other	98,428	23,426
Total	$7,336,425	$8,255,007